UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): July 27, 2025
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2025, the Board of Directors (‘the Board”) of loanDepot, Inc., a Delaware corporation (the “Company”), appointed Anthony Hsieh as Chief Executive Officer and President, effective immediately. He served as Interim CEO from June 4, 2025, until this permanent appointment.

Mr. Hsieh, 60, founded loanDepot and has served as Chair of the Board since February 2021. Mr. Hsieh has been our Executive Chairman since March 2025 and he also served as Executive Chairman from April 2022 to February 2023. He served as CEO of loanDepot from February 2021 to April 2022 and as the Chair and CEO of the Company’s affiliate, loanDepot.com, LLC, between December 2009 (when the business was formed) until April 2022. Mr. Hsieh has more than 35 years of experience in the lending industry. Prior to starting loanDepot, in 2002, Mr. Hsieh founded Home Loan Center, Inc., the first national online lender to offer a full spectrum of mortgage loan products featuring live interest-rate quotes and loan offerings tailored to borrowers’ needs and credit profiles. He continued to lead the business for three years after it merged with IAC’s subsidiary, LendingTree in 2004. In 1989, he acquired a mortgage brokerage company and transformed it into LoansDirect.com.

No changes were made at this time to Mr. Hsieh’s compensation in connection with this appointment and he continues to be eligible for the compensation described under “—Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 4, 2025, including equity grants as described therein. His related person transactions are described in the Company’s Proxy Statement filed with the SEC under “—Related Party Transactions,” and, together with the compensation disclosures under “—Director Compensation,” are incorporated herein by this reference.

Item 7.01. Regulation FD Disclosure.

On July 27, 2025, the Company issued a press release announcing the events described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Gregory Smallwood
Name: Gregory Smallwood
Title: Chief Legal Officer

Date: June 28, 2025